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                                 ING FUNDS TRUST
                         ING High Yield Opportunity Fund

                         Supplement Dated July 21, 2004
                to the Fixed Income Funds Class Q Prospectus and
                       Statement of Additional Information
                              Dated August 1, 2003

Effective July 21, 2004, the ING High Yield Opportunity Fund (the "Fund") will cease the public offering of its Class Q shares. No investments in Class Q shares of the Fund will be accepted. Effective September 1, 2004, all references to the ING High Yield Opportunity Fund Class Q shares in the Prospectus and Statement of Additional Information are hereby deleted.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE